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                                                                   EXHIBIT 10.15
                          SECOND AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
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     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Second
                                                                          ------
Amendment") made and entered into the 15th day of August, 1996, by and between
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AMERAC ENERGY CORPORATION, a Delaware corporation, and BANK ONE, TEXAS, NATIONAL
ASSOCIATION, a national banking association.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Amended and Restated Credit Agreement dated as of May 12, 1995 as amended by that certain First Amendment to Credit Agreement dated January 16, 1996 (collectively, the "Agreement") to which reference is here made for all
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purposes;

     WHEREAS, the above named parties are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement and agreements of the parties hereto as set forth in this Second Amendment, the parties hereto agree as follows:
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                                   ARTICLE I
                                  DEFINITIONS

     As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement and terms defined herein shall be incorporated into the Agreement unless expressly provided to the contrary.

                                  ARTICLE II
                                  AMENDMENTS

     2.01 The Agreement is hereby amended to substitute for the definition of "Commitment Limit" in Section 1.1 of the Agreement the following definition, to wit:
          "Commitment Limit" means the lesser of (a) $30,000,000.00 or (b) the
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          Borrowing Base.

          2.02 The Agreement is hereby amended to substitute for the definition of "Note" in Section 1.1 of the Agreement the following definition, to wit:

          "Note" means that certain promissory note in the face amount of
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          $30,000,000.00 dated August 15, 1996 made by the Borrower to the order of the Lender, together with all deferrals, renewals or extensions thereof, which promissory note shall evidence the Advances made to the Borrower by the Lender pursuant to Section 2.1 and funds advanced and applied pursuant to Section 2.10.

          2.03 The Agreement is hereby amended to substitute for clause (f) in the definition of "Permitted Liens" in Section 1.1 of the Agreement the following, to wit:

          (f) Liens created in favor of the Lender securing Obligations hereunder and other Debt of the Borrower owed the Lender and other Liens expressly permitted under the Security Documents;

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          2.04  The Agreement is hereby amended to substitute for the definition of "Termination Date" in Section 1.1 of the Agreement the following definition, to wit:
          "Termination Date" means May 31, 1998.
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          2.05 The Agreement is hereby amended to substitute for the first paragraph of Section 2.4 the following:

          Until redetermined by the Lender as set forth below in this Section, as of August 1, 1996 the Borrowing Base is $11,900,000.00 and will decrease $250,000.00 on the first day of each calendar month beginning on September 1, 1996.

          2.06 The Agreement is hereby amended to change "commencing July 1, 1996" in the first sentence of the third paragraph of Section 2.4 of the Agreement to "commencing July 1, 1997":

          2.07 The Agreement is hereby amended to add the following paragraph to the end of Section 2.8 of the Agreement:

          At any time the Borrower requests the Lender to undertake a review of the Borrowing Base other than at the two (2) semi-annual reviews set forth in Section 2.4 because of the addition or proposed addition of Oil and Gas Properties to the Borrowing Base, the Borrower shall pay the Lender an additional engineering fee of $500.00 per new well to be included in the additional review; provided, however, such additional engineering fee shall not exceed $5,000.00 for any such additional Borrowing Base review. Such fee shall be due and payable to the Lender at the time such request is made by the Borrower.

          2.08 The Agreement is hereby amended to delete Section 5.5 of the Agreement in its entirety.

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          2.09  The Agreement is hereby amended to substitute for Section 6.1 of the Agreement the following:

          6.1  Other Debt of Borrower.  The Borrower will not incur, create,
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          assume or suffer to exist any Debt except: (a) Loans hereunder, (b)
          other Debt owed the Lender, (c) unsecured current accounts payable incurred in the ordinary course of business, provided such accounts are paid within sixty (60) days of the invoice date or are being Contested in Good Faith, (d) Debt in the principal amount of $100,000.00 owed to Union Pacific Resources Company, and (e) other Debt not in excess of $100,000.00 at any one time.

          2.10 The Agreement is hereby amended to substitute for Section 6.8 of the Agreement the following:

          Dividends and Distributions.Except for (a) dividends payable in
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          Preferred Stock on the Preferred Stock, (b) the redemption of the
          Preferred Stock in connection with the issuance of nine (9) shares of common stock for each such share of Preferred Stock, (c) dividends not to exceed eight and one-half percent (8 1/2%) per annum with respect to the preferred stock described in Section 6.9(c) and (d) the redemption of the preferred stock described in Section 6.9(c) in connection with the issuance of its common stock, $.05 per share, the Borrower will not declare, pay or make, whether in cash or other Property, any dividend or distribution on, or purchase, redeem or otherwise acquire for value, any share of any class of its capital stock.

          2.11 The Agreement is hereby amended to substitute for Section 6.9 of the Agreement the following:

          6.9  Changes in Corporate Structure. The Borrower will not issue or
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          agree to issue additional shares of capital stock (provided, however, the foregoing restriction shall not apply to (a) the issuance or exchange, as consideration for Oil and Gas Properties, of shares of its common stock which do not aggregate in excess of twenty percent (20%) of the outstanding

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          common shares from May 12, 1995, (b) the issuance, as bonus compensation to employees, directors or consultants of the Borrower, of shares of its common stock, (c) the contemplated issuance of up to 2,000,000 shares of its common stock, par value $.05 per share, and $5,000,000.00 of its preferred stock, with a dividend not to exceed eight and one-half percent (8 1/2%) per annum, pursuant to private placement offerings, (d) the issuance of up to 17,000,000 shares of its common stock, par value $.05 per share, in connection with the redemption of the Preferred Stock or (e) the issuance of its common stock, par value of $.05 per share, in connection with the conversion or redemption of the preferred stock described in clause (c) above); enter into any transaction of consolidation, merger or amalgamation; liquidate, wind up or dissolve (or suffer any liquidation or dissolution); or convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all of its Property or business.

          2.12 The Agreement is hereby amended to substitute for Section 6.14 of the Agreement the following:

          6.14  No Subsidiaries.  The Borrower will not own any Subsidiary other
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          than Fremont Energy Corporation and Ridgepointe Resources, Inc.

          2.13 The Agreement is hereby amended to substitute for Section 6.16 of the Agreement the following:

          6.16  Overhead Expense. For each fiscal quarter of the Borrower
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          beginning with the 1996 fiscal year of the Borrower, the Borrower will not incur general and administrative expenses (exclusive of the issuance of stock to employees, directors or consultants of the Borrower) in excess of twenty-two percent (22%) of gross revenues attributable to its oil and gas operations for any such fiscal quarter.

          2.14 The Agreement is hereby amended to add the following Subsection to Section 7.1 of the Agreement:

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          (o) The occurrence of an Event of Default, as defined in that certain
          Credit Agreement dated August 15, 1996 by and between the Borrower and the Lender.

          2.15 The Agreement is hereby amended to substitute for Subsection 7.3(a) of the Agreement the following:

          (a) Upon the occurrence of any Event of Default specified in Subsections (f), (g) or (h) of Section 7.1, immediately and without notice, (i) all Obligations shall immediately become due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are expressly waived by the Borrower and
          (ii) all obligations of the Lender, if any, under this Agreement shall immediately and automatically cease and terminate unless and until the Lender shall reinstate any such obligation in writing.

          2.16 The Agreement is hereby amended to add all of the Oil and Gas Properties set forth on Exhibit A hereto (identified by their commonly known names) to Exhibits C and D of the Agreement.

                                  ARTICLE III
                             CONDITIONS PRECEDENT

          The execution of this Second Amendment by the Lender is subject to the condition precedent that the Lender shall have received all of the following, each duly executed and in form and substance satisfactory to the Lender:

          (a) the Note, in the form of Exhibit B attached hereto;

          (b)  this Second Amendment;

          (c) as to the Mortgaged Properties located in Texas and previously encumbered by the Lender in favor of the Borrower;

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                    (A) a Ratification of and Amendment to Deed of Trust,
               Security Agreement, Financing Statement and Assignment of Production between the Borrower and the Lender;

          (d) as to the Mortgaged Properties located in Oklahoma and Kansas and previously encumbered by the Lender in favor of the Borrower;

                    (A) a Ratification of and Amendment to Mortgage, Deed of
               Trust, Security Agreement, Financing Statement and Assignment of Production between the Borrower and the Lender; and

          (e) as to the Mortgaged Properties located in Texas and not previously encumbered by the Lender in favor of the Borrower;

                    (A) a Deed of Trust, Security Agreement, Financing Statement
               and Assignment of Production from the Borrower in favor of the trustee named therein for the benefit of the Lender; and

                    (B) a Non-Standard Financing Statement from the Borrower
               covering accounts from the sale of oil and gas produced from such Mortgaged Properties and equipment and other personal property associated therewith;

          (f) transfer orders directed to the party remitting to the Borrower proceeds from the sale of production from the Mortgaged Properties not previously encumbered by the Lender in favor of the Borrower;

          (g) a copy of the corporate resolutions of the Borrower approving the this Second Amendment, the Note and the other Loan Documents set forth in this Second Amendment and authorizing the transactions contemplated in the Second Amendment, duly adopted

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              by its board of directors and accompanied by a certificate of the secretary or an assistant secretary of the Borrower to the effect that such copy is a true and correct copy of resolutions duly adopted by written consent or at a meeting of the board of directors, that such resolutions constitute all the resolutions adopted with respect to such transactions, and that such resolutions have not been amended, modified or revoked in any respect, and are in full force and effect as of the date hereof; and

          (h) a copy of the articles of incorporation and by-laws of the Borrower accompanied by a certificate of the secretary or assistant secretary of the Borrower to the effect that such copies are correct and complete.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

          The Borrower hereby expressly remakes in favor of the Lender all of the representations and warranties set forth in ARTICLE 4 of the Agreement, as amended hereby, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Agreement.

                                   ARTICLE V
                                 RATIFICATION

          Each of the parties hereto does hereby adopt, ratify and confirm the Agreement, in all things in accordance with the terms and provisions thereof, as modified or amended by this Second Amendment.

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                                  ARTICLE VI
                                 MISCELLANEOUS

          6.01 All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment.

          6.02 THIS SECOND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
          IN WITNESS WHEREOF, this Second Amendment to Amended and Restated Credit Agreement is executed as of the date first above written.

                                    AMERAC ENERGY CORPORATION


                                    By:
                                        _______________________________
                                        Jeffrey L. Stevens
                                        Senior Vice President


                                    BANK ONE, TEXAS, NATIONAL
                                      ASSOCIATION


                                    By:
                                        _________________________________
                                        Jeffrey W. Baker
                                        Vice President

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